UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Praxair, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 25, 2017.

PRAXAIR, INC.

Making our planet more productive

PRAXAIR, INC.
10 RIVERVIEW DRIVE
DANBURY, CT 06810

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 1, 2017
Date: April 25, 2017 **Time:** 11:00 A.M.
Location: Ritz-Carlton Westchester Hotel
Three Renaissance Square
White Plains, New York

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E20532-P87713

Before You VoteHow to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE:Proxy Materials Available to VIEW or RECEIVE:2017 NOTICE OF MEETING AND PROXY STATEMENT 2016 FORM 10-K AND ANNUAL REPORT How to View Online:Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line..XXXX XXXX XXXX XXXX.XXXX XXXX XXXX XXXXRequests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 11, 2017 to facilitate timely delivery.How To VoteE20533-P87713Please Choose One of the Following Voting MethodsVote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card..XXXX XXXX XXXX XXXX

Voting Items1. Election of Directors.The Board of Directors recommends a vote "FOR" the nominees listed below.The Board of Directors recommends that you vote "FOR" PROPOSALS 2, 3 and 5 and “FOR“ the 1 Year alternative in Item 4. Nominees 1a. Stephen F. Angel2. To ratify the appointment of the Independent Auditor 1b. Oscar Bernardes 1c. Nance K. Dicciani3. To approve, on an advisory and non-binding basis, the compensation of Praxair’s Named Executive Officers as disclosed in the 2017 Proxy Statement 1d. Edward G. Galante4. To recommend, on an advisory and non-binding basis, the frequency of holding future advisory votes on Named Executive Officer compensation 1e. Raymond W. LeBoeuf 1f. Larry D. McVay5. To approve amendments to the Amended and Restated 2009 Praxair, Inc. Long Term Incentive Plan and to approve Section 162(m) performance measures under the Plan 1g. Martin H. RichenhagenIn their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. 1h. Wayne T. Smith 1i. Robert L. WoodE20534-P87713

E20535-P87713